Composition of Fixed Maturities by Maturity (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Available for sale, cost
Less than one year	$ 1,399.0
One to five years	8,582.6
Five to ten years	1,380.9
Ten years or greater	92.5
Total	11,455.0	[1]
Available for sale, Fair value
Less than one year	1,418.8
One to five years	8,850.9
Five to ten years	1,398.0
Ten years or greater	90.9
Total	$ 11,758.6	[1]

[1]	Excludes $0.7 million of gains on the open credit default swap positions.